                                                                          10.160

               REQUEST FOR ADVANCE AND DISBURSEMENT INSTRUCTIONS


     The undersigned, as ________________________________ of PREFERRED EQUITIES CORPORATION, a Nevada corporation, hereby instructs FINOVA CAPITAL CORPORATION ("FINOVA") to advance One Million Five Hundred Thousand Dollars
($1,500,000.00) in immediate available funds, which funds shall be distributed as follows:

     1.   Preferred Equities Corporation                           $1,480,714.00

                  Bank: Bank of America, NT & SA
                  ABA Routing No.: 122400724
          Credit: Preferred Equities Corporation
          Account No.: 140000169

     2.   FINOVA Capital Corporation                               $   19,286.00

          (Loan Fee - $19,286.00)

                                          Total Funds Disbursed:   $1,500,000.00

     The undersigned acknowledges and agrees that, even though all or a portion of the disbursements described above are to be directed to entities other than the undersigned, receipt of such disbursements by such payees shall constitute receipt of the proceeds by the undersigned.

Dated: September 29, 1998

                                              PREFERRED EQUITIES CORPORATION, a
                                              Nevada corporation


                                              By: ____________________________
                                                    Name:
                                                    Title:



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                REQUEST FOR ADVANCE AND DISBURSEMENT INSTRUCTIONS



               The undersigned, as ___________________________________ of
PREFERRED EQUITIES CORPORATION, a Nevada corporation, hereby instructs FINOVA CAPITAL CORPORATION ("FINOVA") to advance Two Million Five Hundred Thousand Dollars ($2,500,000.00) in immediate available funds, which funds shall be distributed as follows:

    1.      Preferred Equities Corporation                                $1,725,950.00

                    Bank:  Bank of America, NT & SA
                    ABA Routing No.:   122400724
            Credit: Preferred Equities Corporation
            Account No.:  140000169

    2.      Holland & Knight                                               $  10,311.00

                    Bank:  First Union National Bank of Florida
                           Jacksonville, Florida
                    ABA Routing No.:     063000021
            Credit: Preferred Equities Corporation/FINOVA
            Capital Corporation
            Trust Account No.:    2142275721038

    3.      FINOVA Capital Corporation                                     $ 763,739.00

            Readvance Fee                   $  12,500.00
               (Less Deposit)                 ( 1,786.00)

            Environmental Database
            Updates                         $     650.00

            Wire Transfer Fee               $      25.00

            Search Costs                    $   2,350.00

            10/29/98 Advance                $ 750,000.00
                                            ------------
                                            $ 763,739.00

                                         Total Funds Disbursed:           $2,500,000.00

               The undersigned acknowledges and agrees that, even though all or a portion of the disbursements described above are to be directed to entities other than the undersigned, receipt of such disbursements by such payees shall constitute receipt of the proceeds by the undersigned.


Dated:  November ___, 1998

                                        PREFERRED EQUITIES CORPORATION,
                                        a Nevada corporation



                                        By: ____________________________________
                                            Name: ______________________________
                                            Title: _____________________________







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